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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 25, 2000
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                          HCA - THE HEALTHCARE COMPANY

               (Exact Name of Company as Specified in Its Charter)

           DELAWARE                    001-11239                 75-2497104
(State or other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                                 ONE PARK PLAZA
                           NASHVILLE, TENNESSEE 37203

              (Address and Zip Code of Principal Executive Offices)

                                 (615) 344-9551

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         In connection with the issuance and sale, pursuant to the Securities Act of 1933, as amended, of an aggregate of L.150,000,000 principal amount of the Registrant's 8.75% Notes due 2010, the Registrant files herewith those Exhibits listed in Item 7(c) below.

ITEM 7(c). EXHIBITS.

         The following Exhibits are furnished in accordance with Item 601 of Regulation S-K:

         Exhibit  1.1 Underwriting Agreement Standard Provisions (Debt
                      Securities) dated October 25, 2000.

         Exhibit  1.2 Underwriting Agreement (Terms) dated October 25, 2000, by and among HCA - The Healthcare Company, Deutsche Bank AG London, Morgan Stanley & Co. Incorporated and Salomon Brothers International Limited.

         Exhibit  4.1 8.75% Note due 2010 in the principal amount of
                      L.150,000,000.

         Exhibit 10.1 Agency Agreement dated as of October 25, 2000, by and among HCA - The Healthcare Company, Bank One, NA, London Branch and Credit Agricole Indosuez Luxembourg S.A.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HCA - THE HEALTHCARE COMPANY


                                    /s/ John M. Franck II
                                    --------------------------------------------
                                    John M. Franck II
                                    Vice President and Corporate Secretary

                                    November 6, 2000